                             LETTER OF TRANSMITTAL


                                      FOR

                            5.625% SENIOR NOTES DUE 2006;
                          6.50% SENIOR NOTES DUE 2011; AND
                            7.125% SENIOR NOTES DUE 2031
                                         OF

                                CINGULAR WIRELESS LLC
                                   PURSUANT TO THE

                                   EXCHANGE OFFER


                            5.625% SENIOR NOTES DUE 2006;

                          6.50% SENIOR NOTES DUE 2011; AND
                            7.125% SENIOR NOTES DUE 2031

       (WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE "NEW NOTES")


                       IN EXCHANGE FOR ALL OF ITS OUTSTANDING

                            5.625% SENIOR NOTES DUE 2006;
                          6.50% SENIOR NOTES DUE 2011; AND
                            7.125% SENIOR NOTES DUE 2031

     (WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, THE "OLD NOTES")

                             --------------------------


                  PURSUANT TO THE PROSPECTUS DATED           , 2002



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON        ,
     2002 OR ON SUCH OTHER DATE TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED FOR UP TO 15 DAYS (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.



                  To: Bank One Trust Company, N.A., Exchange Agent



By Mail:                                By Hand or Overnight Courier:
1111 Polaris Parkway                    1111 Polaris Parkway
Suite 1N, OH1-0184                      Suite 1N, OH1-0184
Columbus, OH 43240                      Columbus, OH 43240
Attention: Exchanges                    Attention: Exchanges



     The method of delivery of all documents, including certificates, is at the risk of the holder. Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.


     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated           , 2002, of Cingular Wireless LLC, a Delaware
limited liability company (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal").


     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion for up to 15 days, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.


     This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering -- Registered Holders and DTC Participants" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     By causing Old Notes to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an Agent's Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from a holder of Old Notes stating that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in this Letter of Transmittal and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

     New Notes issued in exchange for Old Notes will be issued only in the form of one or more fully registered global notes, which will be deposited with, or on behalf of the depositary, initially, DTC, and registered in the name of the depositary's nominee. See "Description of the New Notes -- Global Notes" and
"-- Additional Mechanics" in the Prospectus for additional information regarding the global notes.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate or registration numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof in the case of Old Notes in book-entry form and in principal amounts of $250,000 and integral multiples of $1,000 in the case of Old Notes in certificated form.

------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE OR          AGGREGATE
                                                                 REGISTRATION           PRINCIPAL
                  NAME(S) AND ADDRESS(ES)                         NUMBER(S)*             AMOUNT
                        OF HOLDER(S)                            (ATTACH SIGNED      TENDERED (IF LESS
                 (PLEASE FILL IN, IF BLANK)                   LIST IF NECESSARY)       THAN ALL)**
------------------------------------------------------------------------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

                                                              ------------------------------------

------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------
  * Need not be completed by holders tendering by book-entry transfer.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount with respect to all Old Notes listed. See Instruction 2.
------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
-------------------------------------------------------------------------------

      DTC Book-Entry Account No.:
------------------------------------------------------------------------------

      Transaction Code No.:
      --------------------------------------------------------------------------

If holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer --Procedures for Tendering."

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Holder(s) of Old Notes:
      --------------------------------------------------------------------------

      Window Ticket No. (if any):
      --------------------------------------------------------------------------

     Date of Execution of
     Notice of Guaranteed Delivery:
  ------------------------------------------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery:

      --------------------------------------------------------------------------

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:
 -------------------------------------------------------------------------------

      DTC Book-Entry Account No.:
------------------------------------------------------------------------------

      Transaction Code No.:
      --------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

      Name:
      --------------------------------------------------------------------------

      Address:
      --------------------------------------------------------------------------

      Aggregate Principal Amount of Old Notes so held: $
      -------------------------------------------------------

Ladies and Gentlemen:


     The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's Prospectus dated
, 2002 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to issue $500,000,000 5.625% Senior Notes due 2006; $750,000,000 6.50% Senior Notes due 2011; and $750,000,000 7.125% Senior Notes
due 2031 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in exchange for its issued and outstanding 5.625% Senior Notes due 2006 of which $500,000,000 aggregate principal amount was outstanding on the date of the Prospectus; 6.50% Senior Notes due 2011 of which $750,000,000 aggregate principal amount was outstanding on the date of the Prospectus; and 7.125% Senior Notes due 2031, of which $750,000,000 aggregate principal amount was outstanding on the date of the Prospectus, which have not been so registered (the "Old Notes" and, together with the New Notes, the "Notes"). The capitalized terms not defined herein are used herein as defined in the Prospectus.


     Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes (with full knowledge that the Exchange Agent also acts as agent of the Company as Trustee and Registrar under the Indenture for the Old Notes and the New Notes), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the rightful withdrawal rights described in the Prospectus, to:

          (a) deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of New Notes of the same series; and

          (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Old Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act, of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities, represents that it has not entered into any arrangement or understanding with the Company or any affiliate of the Company (within the meaning of Rule 405 under the Securities
Act) and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     Each broker-dealer that receives new notes for its own account pursuant to the exchange offer acknowledges that it will deliver a prospectus in connection with any resale of these new notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter", within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new notes received in exchange for old notes where these old notes were acquired by the broker-dealer as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the consummation of the registered exchange offer, we will make this prospectus available to any broker-dealer for use in connection with any resale.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Old Notes agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "Exchange Offer -- Procedures for
Tendering -- Registered Holders and DTC Participants", to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase restricted notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the Company may accept the undersigned's tender upon expiration of the Exchange Offer by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered restricted notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Old Notes accrued through the date of issuance of the New Notes.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.


     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted restricted notes will be returned, at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC) as promptly as practicable after the Expiration Date.


     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes" or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE


                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF


         OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY


                              DELIVERED HEREWITH)


     If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a securities position listing or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X ..............................................               Date ................................
X ..............................................               Date ................................
             Signature(s) of Owner

Name(s):  ......................................               Address:  ......................................
          ......................................               ................................................
           (Please Print)                                                    (Including Zip Code)
Capacity:  .....................................               Area Code and Telephone No.:  ..................
Taxpayer Identification or Social Security No.:  ................

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
            Signatures Must Be Guaranteed by an Eligible Institution

 ...............................................................................
             (Name of Eligible Institution Guaranteeing Signatures)

 ...............................................................................
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

 ...............................................................................
                             (Authorized Signature)

 ...............................................................................
                                 (Printed Name)

 ...............................................................................
                                    (Title)

Date:  ............

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. New Notes issued in exchange for Old Notes will be issued only in the form of one or more fully registered global notes, which will be deposited with, or on behalf of the depositary, initially, DTC, and registered in the name of the depositary's nominee. See "Description of the New Notes -- Global Notes" and "-- Additional Mechanics" in the Prospectus for additional information regarding the global notes

Issue:  New Notes and/or Old Notes to:

Name(s):
-------------------------------------------
                                  (PLEASE TYPE OR PRINT)
            --------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
                  -------------------------------------------
                                  (PLEASE TYPE OR PRINT)
            --------------------------------------------------------
                                                                        ZIP CODE

Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.
            --------------------------------------------------------
                      (DTC ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled "Description of Old Notes" on this Letter of Transmittal. New Notes issued in exchange for Old Notes will be issued only in the form of one or more fully registered global notes, which will be deposited with, or on behalf of the depositary, initially, DTC, and registered in the name of the depositary's nominee. See "Description of the New Notes -- Global Notes" and "-- Additional Mechanics" in the Prospectus for additional information regarding the global notes.

Mail:  New Notes and/or Old Notes to:

Name(s):
-------------------------------------------
                                  (PLEASE TYPE OR PRINT)

            --------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
                  -------------------------------------------
                                  (PLEASE TYPE OR PRINT)

            --------------------------------------------------------
                                                                        ZIP CODE

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND SOLICITATION.


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES


     This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering -- Registered Holders and DTC Participants" section of the Prospectus. Only a registered holder of Old Notes or a DTC participant listed on a securities position furnished by DTC with respect to the Old Notes may tender its Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not a registered holder or is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

     Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof in the case of Old Notes in book-entry form and in principal amounts of $250,000 and integral multiples of $1,000 in the case of Old Notes in certificated form.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering -- Registered Holders and DTC Participants" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

     See "The Exchange Offer" section of the Prospectus.

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


2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS


     Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof in the case of Old Notes in book-entry form and in principal amounts of $250,000 and integral multiples of $1,000 in the case of Old Notes in certificated form. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Aggregate Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, telegram, telex, letter or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering -- Registered Holders and DTC Participants" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by telegram, telex, letter or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.


3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES


     If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

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

     When this Letter of Transmittal is signed by the holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any nontendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.


4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.


     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes", as the case may be.


5.  TRANSFER TAXES.


     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. See the Prospectus under "Exchange Offer".

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.


6.  DETERMINATION OF VALIDITY.


     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.


7.  NO CONDITIONAL TENDERS.


     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.


8.  MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.


     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.


     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


10.  WAIVER OF CONDITIONS.


     The company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer.

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